UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 15, 2018

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

830 Winter Street, 3rd Floor

Waltham, Massachusetts 02451

(781) 547-7900

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On March 15, 2018, Histogenics Corporation (“Histogenics”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity Inc. (“Canaccord”), pursuant to which Histogenics may, from time to time, sell shares of Histogenics’ common stock, par value $0.01 per share (the “Shares”), having an aggregate offering price of up to $10 million through Canaccord, as Histogenics’ sales agent.

The Shares will be offered and sold by Histogenics pursuant to its previously filed and currently effective Registration Statement on Form S-3 (Reg. No. 333-216741) (the “Registration Statement”). The Shares may only be offered and sold by means of a prospectus, including a prospectus supplement, forming part of the effective Registration Statement. Sales of the common stock, if any, will be made at market prices by methods deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The Nasdaq Capital Market, on any other existing trading market for the common stock, or to or through a market maker other than on an exchange. We will pay Canaccord a commission rate of 3.0% of the gross proceeds from the sales of common stock sold pursuant to the terms of the Equity Distribution Agreement. We also have provided Canaccord with customary indemnification rights. We and Canaccord each have the right, by giving written notice as specified in the Equity Distribution Agreement, to terminate the Equity Distribution Agreement in each party’s sole discretion at any time.

The Company is not obligated to make any sales of the Shares under the Equity Distribution Agreement. The offering of Shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all the Shares subject to the Equity Distribution Agreement, or (ii) termination of the Equity Distribution Agreement in accordance with its terms.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

A copy of the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the validity of the issuance and sale of the Shares in the offering is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell the Shares or a solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.02.	Results of Operations and Financial Condition.

On March 15, 2018, Histogenics issued a press release and is holding a conference call regarding its results of operations and financial condition for the full year and quarter ended December 31, 2017. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements to be made during the conference call are “forward-looking statements” under the securities laws. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties.

Important factors that could cause actual results to differ materially from those reflected in Histogenics’ forward-looking statements include, among others: the timing and success of Histogenics’ NeoCart Phase 3 clinical trial, including, without limitation, possible delays in generating the data from the clinical trial; the ability to obtain and maintain regulatory approval of NeoCart or any product candidates, and the labeling for any approved products; MEDINET’s ability to initiate NeoCart Clinical development in Japan in a timely manner; NeoCart’s regulation as a Regenerative Medical Product; the market size and potential patient population in Japan; the scope, progress, timing, expansion, and costs of developing and commercializing Histogenics’ product candidates; the ability to obtain and maintain regulatory approval regarding the comparability of critical NeoCart raw materials following our technology transfer and manufacturing location transition; the size and growth of the potential markets for Histogenics’ product candidates and the ability to serve those markets; Histogenics’ expectations regarding its expenses and revenue; and other factors that are described in the “Risk Factors” and “Management’s Discussion and

Analysis of Financial Condition and Results of Operations” sections of Histogenics’ Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the SEC and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Histogenics’ annual report on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Histogenics’ results.

There can be no assurance that the actual results or developments anticipated by Histogenics will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Histogenics. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to Histogenics or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Histogenics cautions investors not to rely too heavily on the forward-looking statements Histogenics makes or that are made on its behalf. The information conveyed on the conference call will be provided only as of the date of the call, and Histogenics undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements made during the call after the date thereof, whether as a result of new information, future events or otherwise.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

10.1	Equity Distribution Agreement, dated as of March 15, 2018, by and between Histogenics Corporation and Canaccord Genuity, Inc.

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)

99.1	Press Release of Histogenics Corporation, dated March 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISTOGENICS CORPORATION

Date: March 15, 2018	By:	/s/ Adam Gridley
Adam Gridley
President and Chief Executive Officer